Exhibit 1

                            AGREEMENT OF JOINT FILING


     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $.01 par value per share, of G-III Apparel Group, Ltd., a Delaware corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated:   December 18, 2002
                                  WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                  By:  Wynnefield Capital Management, LLC,
                                       General Partner

                                       By:   /s/  Nelson Obus
                                            ------------------------------------
                                                 Nelson Obus, Co-Managing Member

                                  WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                  By:  Wynnefield Capital Management, LLC,
                                       General Partner

                                       By:   /s/  Nelson Obus
                                            ------------------------------------
                                                 Nelson Obus, Co-Managing Member

                                  WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                  By:  Wynnefield Capital, Inc.

                                       By:   /s/  Nelson Obus
                                            ------------------------------------
                                                  Nelson Obus, President

                                  CHANNEL PARTNERSHIP II, L.P.

                                  By:  /s/  Nelson Obus
                                       -----------------------------------------
                                            Nelson Obus, General Partner

                                  /s/  Nelson Obus
                                  ----------------------------------------------
                                  Nelson Obus, Individually

                                  WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                  By:  /s/  Nelson Obus
                                       -----------------------------------------
                                            Nelson Obus, Co-Managing Member

                                  WYNNEFIELD CAPITAL, INC.

                                  By:  /s/  Nelson Obus
                                       -----------------------------------------
                                            Nelson Obus, President